EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 3, 2004
                                                 -----------------

                       China Digital Communication Group
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                        333-64804                 91-2132336
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)



  2/F North Wondial Building, Keji South 6 Road, Shenzhen High-Tech Industrial
                   Park, Shennan Avenue, Shenzhen, P.R. China
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code             86-755-38252698
                                                  -----------------------------


                                Jasmine's Garden
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or bylaws; Change in Fiscal
          Year

      Effective September 3, 2004, we amended our Articles of Incorporation filed with the Nevada Secretary of State to change our name from Jasmine's Garden to China Digital Communication Group. This amendment to our Articles of Incorporation was approved by our Board of Directors and our shareholders on August 3, 2004 by joint written consent.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

         3(i).1      Articles of Incorporation                                       Filed Herewith
         3(i).2      Certificate of Amendment to Articles of Incorporation filed     Filed Herewith
                     with the Nevada Secretary of State on April 28, 2004
         3(i).3      Certificate of Amendment to Articles of Incorporation filed     Filed Herewith
                     with the Nevada Secretary of State on September 3, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHINA DIGITAL COMMUNICATION GROUP

                                              By: /s/ YiBo Sun
                                                 -------------------------------
                                              Name: YiBo Sun
                                              Title: Chief Executive Officer

      Dated: September 15, 2004